SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 12, 2008
INDEPENDENT BANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 West Main Street Ionia, Michigan (Address of principal executive office)	48846 (Zip Code)
Registrant’s telephone number,
including area code:
(616) 527-9450
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 7.01. Regulation FD Disclosure
Michael M. Magee, President and Chief Executive Officer of Independent Bank Corporation (“IBC”) will make a presentation at the Sandler O’Neill 2008 East Coast Financial Services Conference on Thursday, November 13, 2008 as part of a panel discussion of Midwest banks. This panel discussion will begin at approximately 9:45 am ET.
To access the live audio webcast go to http://www.sandleroneill.com and then go to the Conferences tab, then select View Webcast under the East Coast Financial Services Conference heading. The archived webcast will be available for 60 days after the event beginning on November 14, 2008.
The conference will also be available via audio conference. Dial 1-800-299-8538 and enter the Passcode: Session 1.
A copy of the presentation slides, which will be discussed at that conference, is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits.
99.1	Sandler O’Neill 2008 East Coast Financial Services Conference presentation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION (Registrant)
Date November 12, 2008	By	/s/ Robert N. Shuster
Robert N. Shuster,
Principal Financial Officer